Voyage revenues:	6 Months Ended
Jun. 30, 2026
Revenue from Contract with Customer [Abstract]
Voyage revenues:

16.           Voyage revenues:

The following table shows the voyage revenues earned from time charters, voyage charters and pool agreements for the six-month periods ended June 30, 2025 and 2026, as presented in the unaudited interim condensed consolidated income statements:

	Six months ended June 30,
	2025	2026

Time charters	$316,520	$396,442
Voyage charters	159,674	242,122
Pool revenues	1,864	—
	$478,058	$638,564

As of June 30, 2026, trade accounts receivable from voyage charter agreements increased to $20,281 from $19,777 as of December 31, 2025 and are presented under “Trade accounts receivable, net” in the unaudited consolidated balance sheets. The outstanding balance is mainly affected by the timing of commencement of revenue recognition and from changes in the mix of vessel employment type as of June 30, 2025 and June 30, 2026. No write-off was recorded in periods presented in connection with the voyage charter agreements.

Further, as of June 30, 2026, capitalized contract fulfillment costs which are recorded under “Other current assets” decreased by $1,115 compared to December 31, 2025, to $1,658 from $2,772. The outstanding balance is mainly affected by the timing of commencement of revenue recognition and from changes in the mix of vessel employment type, as discussed above.

Under ASC 606, unearned voyage charter revenue represents the consideration received for undelivered performance obligations. The Company recorded $7,115 as unearned revenue related to voyage charter agreements in progress as of December 31, 2025, which was recognized in earnings in the six-month period ended June 30, 2026, as the performance obligations were satisfied in that period. In addition, the Company recorded $8,140 as unearned revenue related to voyage charter agreements in progress as of June 30, 2026, which is presented under “Deferred revenue” in the unaudited consolidated balance sheets and will be recognized in earnings within one year as the performance obligations will be satisfied.

The amount invoiced to charterers in connection with the additional revenue for scrubber-fitted vessels under time-charter contracts (included within “Time charters” in the above table) was $14,290 and $20,355 for the six-month periods ended June 30, 2025 and 2026, respectively, and did not include the fuel cost savings gained from the scrubber-fitted vessels, which were employed under voyage charter agreements.

Demurrage income for the six-month periods ended June 30, 2025 and 2026 amounted to $5,368 and $12,186, respectively, and is included within “Voyage charters” in the above table.

The adjustment to the Company’s revenues from the vessels operating in the CCL Pool, deriving from the allocated pool result for those vessels as determined in accordance with the agreed-upon formula, for the six-month period ended June 30, 2025 was $1,864 and is included within “Pool revenues” in the table above. During the six-month period ended June 30, 2026, the Company had no vessels operating in any pool.

As discussed in Note 1, during the six-month periods ended June 30, 2025 and 2026, respectively, the Company chartered-in a number of third-party vessels, to increase its operating capacity in order to satisfy its clients’ needs. Revenues generated from those charter-in vessels during the six-month periods ended June 30, 2025 and 2026, amounted to $40,268 and $38,977, respectively, and are included in “Voyage revenues” in the unaudited interim condensed consolidated income statements, out of which $17,754 and $20,521, respectively, constitute sublease income deriving from time charter agreements.